UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  November 8, 2013

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2013, Diamond Hill Investment Group, Inc. (the "Company") and its wholly-owned subsidiary, Diamond Hill Capital Management, Inc. ("DHCM"), entered into a loan agreement (the "Loan Agreement") with The Huntington National Bank ("Huntington"). The Loan Agreement provides an uncommitted credit facility for the Company and DHCM in a maximum principal amount of $5,000,000. Huntington may, from time to time, lend advances in an amount of at least $100,000 upon the written request of the Company and DHCM. Advances are subject to certain conditions precedent, including the provision of financial statements or other information as Huntington may reasonably request. In addition, Huntington may, in its sole discretion, elect not to honor any borrowing request. Advances will be made pursuant to a Line of Credit Demand Note (the "Note"). The Note is payable on demand and the rate of interest on any borrowing, unless otherwise specified in the Loan Agreement or the Note, is LIBOR plus 1.50%. The maturity date of the Loan Agreement is November 7, 2014.

As of the date of filing of this Form 8-K, no borrowings were outstanding under the Loan Agreement and the Note, and no borrowings are presently contemplated.

This summary description of the Loan Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement and the Note, copies of which are attached hereto to as Exhibits 10.1 and 10.2.

Section 2 - Financial Information

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Loan Agreement and the
Note is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) - (c)  Not applicable.
(d)        Exhibits.

Exhibit No.                          Description
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10.1             Loan Agreement by and between Diamond Hill Capital
                 Management, Inc., Diamond Hill Investment Group, Inc. and The Huntington National Bank, dated November 8, 2013.

10.2 Line of Credit Demand Note with Diamond Hill Capital Management, Inc., and Diamond Hill Investment Group, Inc. (as Borrowers) and The Huntington National Bank
                 (as Lender), dated November 8, 2013.



                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.



Date: November 14, 2013	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary